EXHIBIT T3E-2

                        CONSENT AND LETTER OF TRANSMITTAL
                        To Tender and Furnish Consents in
                                   respect of:
                    12% Series A Subordinated Notes due 2003
                    12% Series B Subordinated Notes due 2003
                    12% Series C Subordinated Notes due 2003
                  Outstanding Warrants to Purchase Common Stock
                                       of
                           Cinemark Mexico (USA), Inc.
                        Pursuant to the Offer to Exchange
                                       and
         Solicitation of Consents to Amendment of the Related Indenture



     The Exchange Offer and Consent Solicitation will expire at 5:00 p.m., New York City time, on September 27, 1996 (the "Initial Expiration Date"), unless extended (such date, as extended, the "Expiration Date"). The Company intends to execute a Third Supplemental Indenture (the "Third Supplemental Indenture") containing the proposed amendments (as defined herein) as soon as the requisite consents (as defined herein) have been obtained.
================================================================================


   The Exchange Agent for the Exchange Offer and the Consent Solicitation is:

                   United States Trust Company of Texas, N.A.

                         Facsimile Transmission Number:
                                 (214) 754-1303

                              Confirm by Telephone:
                                 (214) 754-1255

                       By Mail, Overnight Delivery and by
                                      Hand:

                   United States Trust Company of Texas, N.A.
                              Attn: Corporate Trust
                          2001 Ross Avenue, Suite 2700
                            Dallas, Texas 75201-2936

      Delivery of this instrument to an address other than as set forth above for the Exchange Agent or transmission of instructions via a facsimile number other than one listed above will not constitute a valid delivery. The instructions set forth in this Consent and Letter of Transmittal should be read carefully before this Consent and Letter of Transmittal is completed.

      The undersigned acknowledges that he has received and reviewed the Offer to Exchange and Consent Solicitation dated August 30, 1996 (the "Offer to Exchange") of Cinemark USA, Inc. (the "Company"), and this Consent and Letter of Transmittal, in connection with (a) the Company's offer (the "Exchange Offer") to exchange (i) with respect to each $1,000 principal amount of its 12% Series A Senior Subordinated Notes due 2003 (the "Existing Series A Notes") outstanding in the aggregate principal amount of $400,000, $1,000 principal amount of its 12% Series A Senior Subordinated PIK Notes due 2003 (the "New Series A Notes") proposed to be outstanding in an aggregate original principal amount of $400,000, (ii) with respect to each $1,000 original principal amount of its 12% Series B Senior Subordinated Notes due 2003 (the "Existing Series B Notes") outstanding in the aggregate principal amount of $20,000,000, $1,000 original principal amount of its outstanding 12% Series B Senior Subordinated PIK Notes due 2003 (the "New Series B Notes") proposed to be outstanding in an aggregate principal amount of $20,000,000 (iii) with respect to each $1,000 original principal amount of its 12% Series C Senior Subordinated Notes due 2003 (the "Existing Series C Notes") outstanding in the aggregate principal amount of $2,000,000, $1,000 original principal amount of its 12% Series C Senior Subordinated PIK Notes due 2003 (the "New Series C Notes") proposed to be outstanding in an aggregate principal amount of $2,000,000 and (iv) with respect to each issued and outstanding warrant to purchase one share of the common stock of the Company (the "Existing Warrants"), $3.757 original principal amount of its 12% Series D Senior Subordinated PIK Notes due 2003 (the "New Series D Notes") proposed to be outstanding in an aggregate principal amount of $1,424,177 and (b) the Company's solicitation (the "Consent Solicitation") of consents (the "Consents") to the adoption of certain proposed amendments (the "Proposed Amendments"), as described in the Offer to Exchange, to the Indenture, dated as of June 30, 1993, between the Company and United States Trust Company of New York, N.A., as trustee (the "Trustee"), pursuant to which the Existing Notes were issued (the "Indenture"). The Existing Series A Notes, the Existing Series B Notes and the Existing Series C Notes are collectively referred to as the "Existing Notes", and the Existing Notes and the Existing Warrants are collectively referred to herein as the "Existing Securities." The New Series A Notes, the New Series B Notes, the New Series C Notes and the New Series D Notes are collectively referred to herein as the "New Securities." The Exchange Offer is being made only to the registered holders of all outstanding Existing Securities (the " Registered Holders"). The New Securities will be guaranteed on a senior subordinated basis by Cinemark de Mexico, S.A. de C.V. ("Cinemark de Mexico"), a Mexican corporation directly owned by the Company. Capitalized terms used herein and not defined have the meaning assigned to such terms in the Offer to Exchange. Registered Holders may not tender into the Exchange Offer without delivering a Consent or deliver a valid Consent without tendering into the Exchange Offer.

      The Consent and Letter of Transmittal must be used to tender Existing Securities. Registered Holders who wish to tender Existing Securities into the Exchange Offer must check the Box marked "A" in the Consent and Letter of Transmittal.

      The Exchange Offer and Consent Solicitation may be extended, terminated or amended, as provided in the Offer to Exchange. See "Expiration Date; Extension; Amendments" in the Offer to Exchange. During any such extension of the Exchange Offer and the Consent Solicitation, all Existing Securities previously tendered and Consents delivered and not withdrawn or revoked pursuant to the Exchange Offer that have not been accepted for purchase will remain subject to purchase by the Company.

          PLEASE READ THE OFFER TO PURCHASE AND THIS ENTIRE CONSENT AND LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW

      This Consent and Letter of Transmittal is to be completed by Registered Holders of Existing Securities if certificates representing such Existing Securities are to be forwarded herewith or if delivery of such certificates is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Offer to Exchange under the caption "The Exchange Offer and the Consent Solicitation--Procedures for Tendering Notes and Delivering Consents." Pursuant to the terms of the Exchange Offer and the Consent Solicitation, the completion, execution and delivery of this Consent and Letter of Transmittal will be deemed to constitute the delivery of a Consent in respect of the Existing Notes tendered pursuant to the Exchange Offer. Registered Holders who tender Existing Notes in the Exchange Offer are obligated to deliver Consents.

      Registered Holders whose certificates representing the Existing Securities are not immediately available or who cannot deliver certificates and all other required documents to the Exchange Agent or complete the procedure for book-entry transfer prior to 5:00 p.m., New York City time, on the Expiration Date, may nevertheless tender Existing Securities pursuant to the guaranteed delivery procedure set forth in the Offer to Exchange under the caption "The Exchange Offer and the Consent Solicitation--Procedures for Tendering Notes and Delivering Consents--Guaranteed Delivery Procedures." See Instruction 2 below. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent. In order for a tendering holder to be assured of participating in the Exchange Offer and the Consent Solicitation, such holder must tender Existing Securities prior to 5:00 p.m., New York City time, on or before the Expiration Date to receive the New Securities Consideration and the Consent Payment.

      List below your Existing Securities that are to be tendered in the Exchange Offer and in respect of which Consents, if applicable, are to be delivered pursuant to this Consent and Letter of Transmittal. If the space below is inadequate, list the information requested below on a separate signed schedule and affix the list to this Consent and Letter of Transmittal.

      REGISTERED HOLDERS WHO WISH TO TENDER EXISTING SECURITIES INTO THE EXCHANGE OFFER MUST CHECK THE BOX MARKED "A" IN THE CONSENT AND LETTER OF TRANSMITTAL. IF A REGISTERED HOLDER TENDERS INTO THE EXCHANGE OFFER AND THE EXCHANGE OFFER IS NOT CONSUMMATED, SUCH REGISTERED HOLDER WILL NOT RECEIVE THE NEW SECURITIES.


--------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SECURITIES TENDERED
------------------------------ ---------------------------- --------------------------- ----------------------------
                                                               Aggregate Principal       Principal Amount Tendered
 Name(s) and Address(es) of                                      Amount or Shares        in the Exchange Offer and
Registered Holder(s) (Please     Certificate Numbers(s)           Represented by         as to which Consents are
     fill in, if blank)                    (1)                    Certificate(s)               Delivered (2)
                                                                       (1)
------------------------------ ---------------------------- --------------------------- ----------------------------

                               ---------------------------- --------------------------- ----------------------------

                               ---------------------------- --------------------------- ----------------------------

                               ---------------------------- --------------------------- ----------------------------

                               ---------------------------- --------------------------- ----------------------------

                               ---------------------------- --------------------------- ----------------------------

------------------------------ ---------------------------- --------------------------- ----------------------------

Total Principal Amount
Tendered
--------------------------------------------------------------------------------------------------------------------
(1)      Need not be completed by Registered Holders who tender by book-entry.
(2)      Need not be completed by Registered Holders tendering Existing Warrants. Unless otherwise indicated in this column, any tendering holder who checks Box A below will be deemed to have tendered, and delivered Consents with respect to, the entire principal amount represented by the Existing Notes indicated in the column labeled "Aggregate Principal Amount Represented by Certificate(s)." See Instruction 5.
--------------------------------------------------------------------------------------------------------------------

A.    o    CHECK HERE IF EXISTING SECURITIES TENDERED PURSUANT TO THE EXCHANGE
           OFFER ARE ENCLOSED HEREWITH.

           o CHECK HERE IF EXISTING SECURITIES TENDERED IN THE REPURCHASE OFFER ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT

               MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK- ENTRY TRANSFER FACILITY MAY DELIVER EXISTING SECURITIES BY BOOK-ENTRY TRANSFER):

               Name of Tendering Institution....................................

               Participant Number...............................................

               Transaction Code Number..........................................

           o CHECK HERE IF CONSENTS ARE GIVEN AND TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND CONSENT PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
               FOLLOWING:

               Name(s) of Registered Holder(s)..................................

               Window Ticket Number (if any)....................................

               Date of Execution of Notice of Guaranteed Delivery and Consent...

               Name of Eligible Institution that Guaranteed Delivery............

               Transaction Code Number..........................................

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

      Only Registered Holders are entitled to tender their Existing Securities in the Exchange Offer and to deliver Consents in the Consent Solicitation. Any financial institution that is a participant in the Book-Entry Transfer Facility system and whose name appears on a security position listing as the record owner of the Existing Securities and who wishes to make book-entry delivery of Existing Securities as described above and to deliver Consents must complete and execute a participant's letter (which will be distributed to participants by the Book- Entry Transfer Facility), instructing the Book-Entry Transfer Facility's nominee to complete and sign the proxy attached thereto, and any other documentation required in order to make such tender and effectuate such Consents. Persons who are beneficial owners of Existing Securities but are not Registered Holders and who seek to tender Existing Securities and deliver Consents should (i) contact the Registered Holder of such Existing Securities and instruct such Registered Holder to tender and consent on his behalf, (ii) obtain and include with this Consent and Letter of Transmittal Existing Securities properly endorsed for transfer by the Registered Holder or accompanied by a properly completed bond power from the Registered Holder, together with a properly completed irrevocable proxy that authorizes such person to deliver a Consent on behalf of such Registered Holder, with signatures on the endorsement or bond power in form satisfactory to the Company guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States or any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Exchange Act (each an "Eligible Institution") or (iii) effect a record transfer of such Existing Securities from the Registered Holder to such beneficial owner and comply with the requirements applicable to Registered Holders for tendering Existing Securities and delivering Consents.

      A REGISTERED HOLDER WHO TENDERS EXISTING NOTES PURSUANT TO THE EXCHANGE OFFER WILL, BY ACCEPTANCE OF THE EXCHANGE OFFER, DELIVER THE RELATED CONSENTS. See "The Repurchase Offer and The Consent Solicitation--Procedures for Tendering and Delivering Consents" in the Offer to Exchange.

To:   Cinemark Mexico (USA), Inc.

      Upon the terms and subject to the conditions of the Exchange Offer and the Consent Solicitation, the undersigned hereby tenders the Existing Securities indicated above to the Company, or its assignee pursuant to the Exchange Offer if Box A above is checked, and delivers Consents to the Proposed Amendments in respect of such Existing Securities, if applicable. The undersigned understands that there is no assurance that the Exchange Offer will be consummated or, if consummated, that the Company will determine to consummate the Exchange Offer on September 27, 1996. The undersigned understands that although the Initial Expiration Date currently is scheduled to occur on September 27, 1996, the Company reserves the right, in its sole discretion, to extend or amend the Expiration Date or terminate the Exchange Offer for any reason.

      Subject to, and effective upon, acceptance for exchange of the Existing Securities tendered herewith for New Securities, by executing this Consent and Letter of Transmittal the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company or its assignee all right, title and interest in and to all such Existing Securities tendered hereby, waives any and all rights with respect to the Existing Securities tendered hereby (including, without limitation, the undersigned's waiver of any existing or past defaults and their consequences with respect to the Existing Securities) and releases and discharges any obligor or parent of any obligor of the Existing Securities from any and all claims the undersigned may have now, or may have in the future, arising out of or related to the Existing Securities, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Existing Securities. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Existing Securities, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Existing Securities, or transfer ownership of such Existing Securities on the account books maintained by the Book-Entry Transfer Facility, together, in each such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Existing Securities for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Existing Securities, all in accordance with the terms of the Repurchase Offer and the Consent Solicitation. EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL ALSO CONSTITUTE THE DELIVERY OF THE CONSENTS IN RESPECT OF EXISTING NOTES TENDERED HEREBY PURSUANT TO THE EXCHANGE OFFER AND THE CONSENT SOLICITATION.

      The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the Existing Notes tendered hereby pursuant to the Exchange Offer, to the Proposed Amendments as permitted by applicable provisions of the Indenture. The undersigned understands that the Consent provided hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedures set forth in the Offer to Exchange and this Consent and Letter of Transmittal. The undersigned understands that a revocation of such Consent will not be effective following 5:00 p.m., New York City time, on the date on which a supplemental indenture containing the Proposed Amendments (the "Supplemental Indenture") is executed (the "Execution Date"). The Company intends to cause the Supplemental Indenture to become effective immediately prior to the consummation of the Exchange Offer. See "Proposed Amendments to the Indenture" in the Offer to Exchange.

      The undersigned understands that (i) Existing Securities tendered in the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Initial Expiration Date, (ii) Existing Securities may not be withdrawn at any time after the Initial Expiration Date or the Exchange Offer and the Consent Solicitation are terminated or expire without consummation thereof and (iii) Consents relating to Existing Notes that have been tendered may be revoked prior to the Execution Date only if such Existing Notes are withdrawn prior to the Execution Date.

      The tender of Existing Securities by the undersigned pursuant to this Consent and Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer and the Consent Solicitation. The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Existing Securities tendered hereby and that, when the same are accepted for exchange by the Company or its assignee, the Company or its assignee will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and will not be subject to any adverse claim, (ii) the undersigned owns the Existing Securities being tendered hereby and is entitled to tender such Existing Securities as contemplated by the Exchange Offer, all within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) the tender of such Existing Securities complies with Rule 14e-4. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent, the Depository Trust Company or the Company, or its assignee, to be necessary or desirable to complete the assignment, transfer and purchase of the Notes tendered hereby pursuant to the Exchange Offer and this delivery of the Consents in respect of such Notes. The undersigned has read and agrees to all of the terms and conditions of the Exchange Offer and the Consent Solicitation. If Box A above is checked, delivery of the enclosed Existing Securities shall be effected, and risk of loss and title to such Existing Securities shall pass, only upon proper delivery thereof to the Exchange Agent.

      All authority conferred or agreed to be conferred pursuant to this Consent and Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

      The Exchange Offer and the Consent Solicitation are subject to a number of conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Offer to Exchange under the caption "The Exchange Offer and the Consent Solicitation--Conditions." The undersigned recognizes that as a result of such conditions the Company may not be required to accept the Existing Securities properly tendered in the Exchange Offer hereby. Subject to compliance with securities laws, the Company also expressly reserves the right, in its sole discretion, to (i) extend or terminate the Exchange Offer or the Consent Solicitation and (ii) to amend the Exchange Offer or the Consent Solicitation in any respect and at any time or from time to time until the Existing Securities are accepted for purchase and payment. The Company may terminate the Exchange Offer and the Consent Solicitation, in its sole discretion, regardless of whether any of the events set forth in the Offer to Exchange under "The Exchange Offer and the Consent Solicitation--Conditions" shall have occurred or shall have been determined by the Company to have occurred. In any such event, the tendered Existing Securities not accepted for purchase and payment will be returned to the undersigned without cost to the undersigned as soon as practicable following the date on which the Exchange Offer and the Consent Solicitation are terminated or expire without any Existing Securities being purchased thereunder, at the address shown below the undersigned's signature(s).

      Unless otherwise indicated under "Special Delivery Instructions," please return any certificates representing Existing Securities not tendered or not accepted for exchange (and accompanying documents, as appropriate) and/or send certificates representing the New Securities to the address(es) of the Registered Holder(s) appearing under "Description of Securities Tendered."

                          SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 1, 6, and 7)

     To be completed ONLY if the certificates representing the New Securities and/or certificates representing Existing Securities not accepted for exchange are to be issued in the name of someone other than the undersigned or if Existing Securities delivered by book-entry transfer not accepted for exchange are to be returned by credit to a participant number maintained at the Book-Entry Transfer Facility other than the participant number indicated above.

Issue Certificate(s) to

Name:
                                                   (Please Print)

Address:




                                                 (Include Zip Code)

                                                 (COMPLETE FORM W-9)

               (Taxpayer Identification or Social Security Number)

o Credit unpurchased Notes delivered by book-entry transfer to the Book-Entry Transfer
     Facility participant number set forth below:
     (check one)


                                                (Participant Number)

                    REGISTERED HOLDERS OF EXISTING SECURITIES
                                    SIGN HERE
          (To Be Completed By All Tendering Holders of Notes Regardless
         of Whether Existing Securities Are Being Physically Delivered)


THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL CONSTITUTE THE DELIVERY OF CONSENTS IN RESPECT OF EXISTING SECURITIES TENDERED HEREBY PURSUANT TO THE REPURCHASE OFFER.



     Signature of Registered Holder of Notes                   Signature of Holder (if more than one)


                                                               Signature of Holder (if more than one)



Dated:                     , 1996

(Must be signed by the Registered Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Existing Securities or on a security position listing or by person(s) to become Registered Holder(s) by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)


Capacity (Full Title)

Name(s)


                             (Please Type or Print)

Address

Area Code and Telephone Number

Tax Identification or Social Security No.

Wire Transfer Instructions


             IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN
                     THIS CONSENT AND LETTER OF TRANSMITTAL

                            GUARANTEE OF SIGNATURE(S)
                    (If required -- see Instructions 1 and 6)


Authorized Signature

Name
                             (Please Type or Print)

Title

Name of Firm

Address


                               (Include Zip Code)

Area Code and Telephone Number

Dated:

                                  INSTRUCTIONS

 Forming Part of the Terms and Conditions of the Exchange Offer and the Consent
                                  Solicitation

      1. Guarantee of Signatures. Signatures on this Consent and Letter of Transmittal need not be guaranteed if the Existing Securities tendered hereby are tendered (a) by the Registered Holder(s) thereof, unless such holder has completed the box entitled "Special Delivery Instructions" above, or (b) for the account of a firm or offer entity identified in Rule 17Ad under the Exchange Act that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States or any other Eligible Institution. In all other cases, all signatures on this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners of Existing Securities but are not Registered Holders and who seek to tender Existing Securities and deliver Consents should (i) contact the Registered Holder of such Existing Securities and instruct such Registered Holder to tender and consent on his behalf pursuant to the Exchange Offer, (ii) obtain and include with this Consent and Letter of Transmittal, Existing Securities properly endorsed for transfer by the Registered Holder or accompanied by a properly completed bond power from the Registered Holder, in form satisfactory to the Company, together with a properly completed irrevocable proxy that authorizes such person to deliver the Consents on behalf of such Registered Holder with signatures on the endorsement or bond power guaranteed by an Eligible Institution, or (iii) effect a record transfer of such Existing Securities from the Registered Holder to such beneficial owner and comply with the requirements applicable to Registered Holders for tendering Existing Securities and delivering Consents. See Instruction 6.

     2. Requirements of Tender and Consent. This Consent and Letter of Transmittal is to be completed by Registered Holders either if certificates are to be forwarded herewith or if delivery of Existing Securities is to be made pursuant to the procedures for book-entry transfer set forth in the Offer to Exchange under the caption "Procedures for Tendering and Delivering Consents." For a Registered Holder to properly tender Existing Securities and deliver Consents pursuant to the Exchange Offer and the Consent Solicitation, a properly completed and duly executed Consent and Letter of Transmittal (or a facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date (to receive the New Securities), and either (i) certificates representing such Notes must be received by the Depositary at such address or
(ii) such Existing Securities must be transferred pursuant to the procedures for book-entry transfer described in the Offer to Exchange under the caption "The Exchange Offer and the Consent Solicitation--Procedures for Tendering and Delivering Consents" and a Book-Entry Confirmation must be received by the Exchange Agent, in each case prior to 5:00 p.m., New York City time, on the Expiration Date (to receive the New Securities). A Registered Holder who desires to tender Existing Securities and deliver Consents and who cannot comply with procedures set forth herein for tender on a timely basis or whose Existing Securities are not immediately available must comply with the guaranteed delivery procedures described below.

     In all cases, notwithstanding any other provision hereof, the exchange of New Securities for Existing Securities tendered and accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of (i) certificates representing such Existing Securities in proper form for transfer or a Book-Entry Confirmation with respect to such Existing Securities and any other required documentation, (ii) this Consent and Letter of Transmittal properly completed and duly executed, including a valid and unrevoked Consent (or a facsimile thereof), (iii) any required signature guarantees and (iv) other documents required by this Consent and Letter of Transmittal. Accordingly, tendering holders may be paid at different times depending upon when certificates for Existing Securities or Book-Entry Confirmations are actually received by the Exchange Agent.

     Registered Holders whose certificates representing Existing Securities are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent or complete the procedures for book-entry transfer prior to the Expiration Date, may tender their Existing Securities and deliver Consents by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the Offer to Exchange under the caption "The Exchange Offer and the Consent Solicitation-- Procedures for Tendering and Delivering Consents." Pursuant to such procedures, (a) the tender must be made by or through an Eligible Institution; (b) a Notice of Guaranteed Delivery, substantially in the form provided by the Company herewith, properly completed and duly executed, must be received by the Exchange Agent as provided below prior to 5:00 p.m., New York City time, on the Expiration Date, and (c) the certificates representing all tendered Existing Securities, or a Book-Entry Confirmation with respect to all tendered Existing Securities, together with this Consent and Letter of Transmittal, properly completed and duly executed, and any required signature guarantees, or Agent's Message, and all other documents required by the Consent and Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of certificates representing Existing Securities, this Consent and Letter of Transmittal, any required signature guarantees and any other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended and the mailing should be sufficiently in advance of the Expiration Date to ensure timely delivery.

     All tendering Registered Holders, by execution of this Consent and Letter of Transmittal, waive any right to receive any notice of the acceptance of their Existing Securities for purchase.

     3. The Consents. A valid Consent may be given only by the Registered Holder or by his attorney-in-fact. A beneficial owner who is not a Registered Holder must arrange with the Registered Holder to execute and deliver a Consent on his or her behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to deliver the Consents on behalf of such Registered Holder or become a Registered Holder. Any financial institution that is a participant in a Book-Entry Transfer Facility's system and whose name appears on a security position listing as the record owner of the Existing Securities who wishes to make book-entry delivery of the Existing Securities as described above and who wishes to deliver the Consents must complete and execute a participant's letter (which will be distributed to participants by the Book-Entry Transfer Facility) instructing the Book-Entry Transfer Facility's nominee to complete and sign the proxy attached thereto, and execute any other documentation required in order to effectuate such Consents.

     4. Withdrawal of Tenders and Revocation of Consents. Existing Securities tendered in the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Initial Expiration Date. Existing Securities may not be withdrawn at any time after the Initial Expiration Date. In such a situation, previously tendered Existing Securities may be validly withdrawn until the expiration of ten business days after the date that notice of any such increase or decrease is first published, given or sent to Holders by the Company. In addition, tenders of Existing Securities may be validly withdrawn if the Exchange Offer is terminated without any Existing Securities being purchased thereunder. In the event of a termination of the Exchange Offer, the Existing Securities tendered pursuant to the Exchange Offer will be promptly returned to the tendering Holder. Consents relating to Existing Securities that have been tendered may be revoked prior to the Execution Date only if such Existing Securities are validly withdrawn prior to the Execution Date.

     The term "Initial Expiration Date" shall mean 5:00 p.m., New York City time, on September 27, 1996 unless the Company shall have extended at its sole discretion the time the Exchange Offer and the Consent Solicitation is open. The term "Expiration Date" shall mean the Initial Expiration Date if not extended or the time and date on which the Exchange Offer and the Consent Solicitation, as extended, shall expire.

     Any Registered Holder of Existing Securities who has tendered Existing Securities pursuant to the Exchange Offer and delivered the related Consents or who succeeds to the record ownership of Existing Securities in respect of which such tenders or Consents have previously been given may (i) withdraw such Existing Securities prior to 5:00 p.m., New York City time, on the Initial Expiration Date. To be effective, a Registered Holder of Existing Securities held in physical form must provide a written or facsimile transmission notice of

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withdrawal of a tender and, if the Existing Securities were tendered in the
Exchange Offer, notice of revocation of a Consent with respect to the Existing Securities to the Exchange Agent, at the address specified on the back cover of this Consent and Letter of Transmittal, prior to 5:00 p.m., New York City time on the Initial Expiration Date, which notice must contain (i) the name of the Registered Holder of the Existing Securities to be withdrawn and to which the notice of revocation relates, (ii) a description of the Existing Securities to be withdrawn and to which the notice of revocation relates, (iii) the certificate numbers shown on the particular certificates representing such Existing Securities, (iv) the aggregate principal amount represented by such Existing Securities, (v) the signature of such Registered Holder of the Existing Securities executed in the same manner as the original signature on the Consent and Letter of Transmittal (including any signature guarantee (if such original signature was guaranteed)); (vi) if such Existing Securities are held by a new beneficial owner, evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Existing Securities; and (vii) if such Existing Securities were tendered by book-entry transfer, the Registered Holder's, Book-Entry Transfer Facility participation number. For a withdrawal to be effective, a Registered Holder of Existing Securities held with a Book-Entry Transfer Facility must (i) call such Registered Holder's broker and instruct such broker to withdraw such tender of Existing Securities by debiting the Exchange Agent's account at the Book-Entry Transfer Facility of all Existing Securities to be withdrawn; and (ii) instruct such broker to provide a written telegraphic or facsimile transmission notice of withdrawal to the Exchange Agent prior to 5:00 p.m., New York City time, on the Initial Expiration Date. Such notice of withdrawal shall contain (i) the name of the person who tendered the Existing Securities; (ii) a description of the Existing Securities to be withdrawn; (iii) the aggregate principal amount represented by such Existing Securities; and (iv) if such Existing Securities are held by a new beneficial owner, evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Existing Securities. A purported notice of withdrawal which lacks any of the required information will not be an effective withdrawal of a tender previously made. If the Existing Securities to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of written or facsimile transmission of the notice of withdrawal even if physical release is not yet effected.

     A Consent cannot be revoked without a concurrent valid withdrawal of Existing Securities. The Company or its assignee will have the right, which may be waived, to reject a defective tender of Existing Securities as invalid and ineffective. If the Company, or its assignee, waives its right to reject a defective tender of Existing Securities, the Registered Holder will be entitled to receive New Securities if such Existing Securities were delivered prior to 5:00 p.m., New York City time, on the Expiration Date. Any Existing Securities that have been tendered pursuant to the Exchange Offer but that are not purchased thereby, will be returned to the Registered Holder thereof without cost to such Registered Holder as soon as practicable following the Expiration Date.

     If the Company is delayed in its acceptance for exchange for any Existing Securities (whether before or after the Company's acceptance for payment of such Existing Securities), or the Company extends the Exchange Offer or is unable to accept for payment or pay for Existing Securities pursuant to the Exchange Offer for any reason then, without prejudice to the Company's rights hereunder, tendered Notes may be retained by the Exchange Agent on behalf of the Company and may not be withdrawn except to the extent that tendering holders of such Existing Securities are entitled to withdrawal rights as set forth herein, subject to Rule 14e-1(c) under the Exchange Act, which provides that no person who makes a tender offer shall fail to pay the consideration offered or return the securities deposited by or on behalf of security holders promptly after the termination or withdrawal of a tender offer.

     A valid withdrawal of a tender of Existing Securities tendered pursuant to the Exchange Offer and a related revocation of a Consent may not be rescinded and any Existing Securities properly withdrawn and Consents properly revoked will not be deemed to be validly tendered for purposes of the Exchange Offer and the Consent Solicitation. However, Existing Securities withdrawn from the Exchange Offer may be re-tendered and Consents may be redelivered by repeating one of the procedures described in Instruction 2 above at any time prior to 5:00 p.m., New York City time, on the Expiration Date to receive the New Securities.

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     The proper withdrawal of Existing Securities tendered pursuant to the
Exchange Offer will be deemed to be a revocation of the Consents to which such tendered Existing Securities relate and any Registered Holder who properly withdraws Existing Securities tendered pursuant to the Exchange Offer and does not properly re-tender such Notes pursuant to the Exchange Offer prior to 5:00 p.m., New York City time, on the Expiration Date will not receive the New Securities.

     All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by the Company, in its sole discretion, whose determination will be final and binding. None of the Company, the Exchange Agent, the Trustee, or any other person is under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

     5. Partial Tenders Not Permitted. The entire principal amount represented by the certificates for all Existing Securities must be delivered to the Exchange Agent to be deemed to have been validly tendered in the Exchange Offer and Consents delivered in respect thereto, unless otherwise indicated.

     6. Signatures on This Consent and Letter of Transmittal; Bond Powers and Endorsements. If this Consent and Letter of Transmittal is signed by the Registered Holder(s) of the Exchange Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Exchange Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal. If any tendered Exchange Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Consents and Letters of Transmittal as there are names in which certificates are held.

     If this Consent and Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company or its assignee of their authority so to act must be submitted, unless waived by the Company or its assignee.

     If this Consent and Letter of Transmittal is signed by the Registered Holder(s) of the Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless payment is to be made to, or certificates for Existing Securities not tendered or not accepted for purchase are to be issued to, a person other than the Registered Holder(s). Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     If this Consent and Letter of Transmittal is signed by a person other than the Registered Holder(s) of the Existing Securities listed, the certificates representing such Existing Securities must be properly endorsed for transfer by the Registered Holder or be accompanied by a properly completed bond power from the Registered Holder in form satisfactory to the Company, together with a properly completed irrevocable proxy that authorizes such person to consent to the Proposed Amendments on behalf of such Registered Holder, if such Existing Securities are being tendered into the Exchange Offer, with signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     7. Special Delivery Instructions. If certificates for the New Securities are to be returned to a person other than the person(s) signing this Consent and Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Consent and Letter of Transmittal entitled "Special Delivery Instructions" should be completed. Holders of Existing Securities delivering Existing Securities by book-entry transfer may request that Existing Securities not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Registered Holder(s) may designate hereon. If no such instructions are given, such Existing Securities not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility.

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     8. Waiver of Conditions to the Exchange Offer or the Consent Solicitation.
To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer or the Consent Solicitation described in the Offer to Exchange under "Conditions " in the case of any Existing Securities tendered or Consents delivered, in whole or in part from time to time.

     9. Mutilated, Lost, Stolen or Destroyed Notes. Any holder of Existing Securities whose Notes have been mutilated, lost, stolen or destroyed should contact the Trustee or the Exchange Agent at the addresses indicated above for further instructions.

     10. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Exchange Agent or the Company at the address set forth below or from the tendering Registered Holder's broker, dealer, commercial bank or trust company. Additional copies of the Offer to Exchange, this Consent and Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or the Company.

     11. Determination of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Existing Securities and delivered Consents will be resolved by the Company, in its sole discretion, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which may, in the opinion of counsel for the Company, be unlawful. Conditional, irregular or contingent tenders or Consents will be considered defective. The Company also reserves the absolute right to waive the conditions of the Exchange Offer and the Consent Solicitation as set forth in the Offer to Exchange under "Conditions" and any irregularities or conditions of tender as to particular Existing Securities or Consents. The Company's interpretation of the terms and conditions of the Exchange Offer and the Consent Solicitation (including the instructions in this Consent and Letter of Transmittal) will be, in its sole discretion, final and binding. Unless waived, any irregularities in connection with tenders of Existing Securities or deliveries of Consents must be cured within such time as the Company shall determine. The Company and Exchange Agent shall not be under any duty to give notification of defects in such tenders and shall not incur liabilities for failure to give such notification. Tenders of Existing Securities or Consents will not be deemed to have been made until such irregularities have been cured or waived by the Company. Any Existing Securities received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived by the Company will be returned by the Exchange Agent to the tendering holder, unless otherwise provided in the Consent and Letter of Transmittal, as soon as practicable following the Expiration Date or termination of the Exchange Offer.

     12. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of the Existing Notes or the aggregate outstanding shares to be purchased under Existing Warrants being tendered and the security numbers (if available) should be listed on a separate schedule.


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   The Exchange Agent for the Exchange Offer and the Consent Solicitation is:

                   United States Trust Company of Texas, N.A.


                         Facsimile Transmission Number:

                                 (214) 754-1303


                              Confirm by Telephone:

                                 (214) 754-1255
                          ----------------------------

                       By Mail, By Overnight Delivery and
                                    By Hand:

                   United States Trust Company of Texas, N.A.
                           Corporate Trust Operations
                          2001 Ross Avenue, Suite 2700
                            Dallas, Texas 75201-2936
                             Attention: Bill Barber









                            The Company's address is:

                           Cinemark Mexico (USA), Inc.
                        7502 Greenville Avenue, Suite 800
                               Dallas, Texas 75231
                                 (214) 696-1644



L:\LEGAL\MDC\CMEXUSA\LOT.003



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